                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
/ /  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              I-FLOW CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (4)  Date Filed:

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





                               I-FLOW CORPORATION
                                2532 WHITE ROAD
                            IRVINE, CALIFORNIA 92714
                                  ___________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  ___________

To the Shareholders of  I-Flow Corporation:

         The Annual Meeting of Shareholders of I-Flow Corporation (the "Company") will be held at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California, on Friday, May 17, 1996 at 9:30 a.m., Pacific Time, for the following purposes:


         1. To elect seven directors to serve for the coming year and until their successors are elected and qualified. Management has nominated for director the seven persons specified in the accompanying Proxy Statement.

         2. To act on a proposal to adopt a new 1996 Stock Incentive Plan as described in the accompanying Proxy Statement.

         3. To act on a proposal to amend the Company's By-Laws to effect an increase in the number of Directors of the Corporation.

         4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.


         The close of business on March 29, 1996 has been fixed as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding Voting Shares (as defined in the accompanying Proxy Statement) be present in person or be represented by proxy. To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.



                                              By Order of the Board of Directors



                                              Donald M. Earhart
                                              Chief Executive Officer
Irvine, California
Dated: April 1, 1996

                               I-FLOW CORPORATION
                                2532 WHITE ROAD
                            IRVINE, CALIFORNIA 92714
                                  __________

                                PROXY STATEMENT

         Your proxy is solicited by the Board of Directors of I-Flow Corporation (the "Company") for use at the Annual Meeting of Shareholders scheduled to be held on Friday, May 17, 1996, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying form of proxy will be first mailed to shareholders on or about April 5, 1996.

         The Company will bear the cost of solicitation of proxies. Proxies may be solicited in person or by telephone, facsimile, telegraph or cable by personnel of the Company who will not receive any additional compensation for such solicitation. In addition, the Company will request brokers or other persons holding stock in their names or in the names of their nominees to forward proxies and proxy material to the beneficial owners of such stock and will reimburse them for expenses incurred in so doing.

                                     VOTING

         Only shareholders of record at the close of business on March 29, 1996 ("Record Date") are entitled to notice of, and to vote at, the Annual Meeting.
As of the Record Date, the Company had                   shares of common stock
(the "Common Stock") and 656,250 shares of Series B Preferred Stock (the "Preferred Stock") outstanding. The Preferred Stock is convertible into 700,000 shares of Common Stock, and the holders of the Preferred Stock in the aggregate are entitled to vote such number of shares at the Annual Meeting. Shares of Common Stock and the Common Stock equivalent shares of Preferred Stock (the "Voting Shares") each have one vote per share, except that shareholders may have cumulative voting rights with respect to the election of directors, and vote together as a class on the matters referred to in the accompanying Notice of Annual Meeting of Shareholders. A majority of the Voting Shares outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the outcome of any vote, although they will have the same effect as a negative vote.

         In voting for directors, each shareholder has the right to cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which his shares are entitled, or to distribute his total votes on the same principle among as many candidates as he desires, and the seven candidates receiving the highest number of votes will be elected. In order for one or all shareholders to be entitled to cumulate votes, one shareholder must give notice prior to the voting of his intention to cumulate his votes. In the event that any person other than the nominees named herein should be nominated for election as a director, the proxy holders may, in the exercise of their best judgment, vote the proxies they receive cumulatively to elect as directors as many of the nominees named herein as the votes represented by the proxies held by them are entitled to elect.

         Each proxy will be voted FOR (i) the election of the seven director nominees named herein; (ii) approval of the 1996 Stock Incentive Plan; and
(iii) approval of the amendment to the Company's Bylaws to increase the authorized number of directors of the Company, unless the shareholder otherwise directs in the shareholder's proxy. Where the shareholder has appropriately directed how the proxy is to be voted, it will be voted according to the shareholder's direction. Any shareholder has the power to revoke the shareholder's proxy at any time before it is voted at the Annual Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the shareholder who executed it is present at the Annual Meeting and elects to vote the shares represented thereby in person.

                           PRINCIPAL SHAREHOLDERS AND
                         STOCK OWNERSHIP OF MANAGEMENT

         The table below sets forth information regarding the beneficial ownership of the outstanding Voting Shares as of February 26, 1996, of (i) each of the Company's directors and nominees and each of the executive officers named in the summary compensation table found elsewhere in the Proxy Statement,
(ii) each person known by the Company to be the beneficial owner of five percent or more of its outstanding Voting Shares and (iii) all of the Company's directors and executive officers as a group. Unless otherwise indicated, and except for voting and investment powers held jointly with a person's spouse, the Company believes that the beneficial owner has sole voting and investment power over such shares. As of February 26, 1996 there were 10,660,162 Voting Shares outstanding.

                                                                                    PERCENTAGE OF VOTING
              NAME AND ADDRESS OF                  NUMBER OF VOTING SHARES                SHARES
               BENEFICIAL OWNER                      BENEFICIALLY OWNED              BENEFICIALLY OWNED
              -------------------                  -----------------------          --------------------
         Proactive Partners   (1)                       1,403,425 (2)                    12.46%
           50 Osgood Place,
           San Francisco,  CA  94133

         Donald M. Earhart                              1,081,847 (3)                     9.26%
           2532 White Road
           Irvine, CA 92714

         Charles C. McGettigan                            919,425 (4)                     8.33%
           50 Osgood Place
           San Francisco, CA  94133

         Caisse Nationale de Credit Agricole              686,215 (5)                     6.33%
           90 Boulevard Pasteur
           25015 Paris France

         AXA Banque ("Axa Mutuelles")                     686,400 (6)                     6.32%
           5/7 rue de Milan
           75439 Paris Cedex 09

         Henry T. Tai,  Ph.D., M.D.                       484,567 (7)                     4.51%
           P.O. Box 335
           Pacific Palisades, CA 90272

         Joel S. Kanter                                   393,412 (8)                     3.68%
           Windy City, Inc.
           8000 Towers Crescent Dr., Suite 1070
           Vienna, VA  22182

         John H. Abeles, M.D.                             351,604 (9)                     3.29%
           2365 N.W. 41st Street
           Boca Raton, FL  33431

         James J. Dal Porto                               107,605 (10)                    1.00%
           2532 White Road
           Irvine, CA  92714

                                                                                  PERCENTAGE OF VOTING
                 NAME AND ADDRESS OF               NUMBER OF VOTING SHARES               SHARES
                  BENEFICIAL OWNER                   BENEFICIALLY OWNED            BENEFICIALLY OWNED
                 -------------------               -----------------------        --------------------
         Erik H. Loudon                                     28,000 (11)                   0.26%
           22 Hans Place
           London SW1X 0EP, England

         Jack H. Halperin                                   21,950 (12)                   0.21%
           361 Silver Court
           Woodmere, NY  11598

         All Directors and Executive                     3,388,410 (13)                  27.42%
           Officers as a group (8 Persons)


         (1) "Proactive Partners" consists of three San Francisco based merchant banking funds, Proactive Partners L.P., Lagunitas Partners, L.P., and Fremont Proactive Partners, L.P. Charles C. McGettigan, a director of I-Flow, is a general partner of Proactive Partners, L.P. and Fremont Proactive Partners, L.P.; an affiliate of Mr. McGettigan is a general partner of Lagunitas Partners, L.P.

         (2) Includes (i) 96,393 shares of the Company's Common Stock held by "Proactive Partners", (ii) 656,250 shares of Series B Preferred Stock held by "Proactive Partners" which is convertible at any time to 700,000 shares of the Company's Common Stock, and (iii) 607,032 shares of Common Stock issuable upon exercise of warrants held by "Proactive Partners". 65,792 shares of Common Stock, 477,780 shares of Series B Preferred Stock and 335,938 shares of Common Stock issuable upon exercise of warrants owned by Proactive Partners, L.P. and Fremont Proactive Partners, L.P. are also included below in the beneficial ownership of Charles C. McGettigan.

         (3) Includes (i) 48,300 shares of Common Stock held of record by Mr. Earhart, (ii) 4,778 shares of Common Stock held of record by Mr. Earhart's immediate family, (iii) 1,022,656 shares of Common Stock issuable upon the exercise of stock options held by Mr. Earhart, (iv) 6,000 shares of Common Stock issuable upon exercise of warrants held by Mr. Earhart, and (v) 113 shares of Common Stock issuable upon exercise of warrants held by Mr. Earhart's immediate family. Does not include 63,654 shares issuable upon exercise of options granted to Mr. Earhart, but not exercisable within 60 days.

         (4) Includes (i) 65,792 shares of Common Stock held by Proactive Partners, L.P. and Fremont Proactive Partners, L.P., (ii) 447,917 shares of Series B Preferred Stock which is convertible at any time to 477,780 shares of Common Stock and 355,938 shares of Common Stock issuable upon exercise of warrants held by Proactive Partners, L.P. and Fremont Proactive Partners, L.P., two funds in which Mr. McGettigan is a general partner and which are also included above in the beneficial ownership of "Proactive Partners", and (iii) 19,915 shares of Common Stock issuable upon exercise of stock options held by Mr. McGettigan. Does not include 7,500 shares issuable upon exercise of stock options granted to Mr. McGettigan, but not exercisable within 60 days.

         (5) Includes (i) 505,715 shares of Common Stock held of record by Caisse Nationale de Credit Agricole, and (ii) 180,500 shares of Common Stock issuable upon exercise of warrants held by Caisse Nationale de Credit Agricole.

         (6) Includes (i) 488,400 shares of Common Stock held of record by Axa Mutuelles, and (ii) 198,000 shares of Common Stock issuable upon exercise of warrants held by Axa Mutuelles.

         (7) Includes (i) 409,817 shares of Common Stock held of record by Dr. Tai, (ii) 44,750 shares of Common Stock issuable upon exercise of stock options held by Dr. Tai., and (iii) 30,000 shares of Common Stock issuable upon exercise of warrants held by Dr. Tai. Does not include 7,500 shares issuable upon exercise of stock options granted to Dr. Tai, but not exercisable within 60 days. The shares, options and warrants listed include shares held by: (i) Bea Adair - Lilian Byers Cancer Research Fund, of which Dr. Tai is trustee; (ii) Henry T. Tai, M.D., Pension Plan, of which Dr. Tai is beneficiary; (iii) Dr. Tai's wholly owned corporation, Henry T. Tai, M.D., Inc., and (iv) Dr. Tai individually. Dr. Tai has sole voting and dispositive power with respect to all shares.

         (8) Includes (i) 300,000 shares of Common Stock held of record by Walnut Capital Corporation, a corporation having Mr. Kanter as its President,
(ii) 51,543 shares of Common Stock held of record by Windy City, Inc., a corporation having Mr. Kanter as its President, (iii) 1,050 shares of Common Stock held of record by Mr. Kanter's immediate family, (iv) 18,869 shares of Common Stock issuable upon exercise of warrants held by Windy City, Inc., (v) 450 shares of Common Stock issuable upon exercise of options held by Joel S. Kanter, and (vi) 21,500 shares of Common Stock issuable upon exercise of options held by Windy City, Inc. Does not include 7,500 shares issuable upon exercise of stock options granted to Windy City, Inc., but not exercisable within 60 days. Mr. Kanter does not own any of the voting securities of Windy City, Inc. or Walnut Capital Corporation.

         (9) Includes (i) 329,404 shares of Common Stock held of record by Northlea Partners Ltd., a limited partnership, of which Dr. Abeles is the general partner (as to which Dr. Abeles disclaims beneficial ownership except to the extent of his pecuniary interest), and (ii) 22,200 shares of Common Stock issuable upon exercise of stock options held by Northlea Partners. Does not include 7,500 shares issuable upon exercise of options granted to Northlea Partners, but not exercisable within 60 days.

         (10) Includes 107,605 shares of Common Stock issuable upon exercise of stock options held by Mr. Dal Porto. Does not include 220,863 shares issuable upon exercise of stock options granted to Mr. Dal Porto, but not exercisable within 60 days.

         (11) Includes (i) 4,200 shares of Common Stock held of record by Mr. Loudon, and (ii) 23,800 shares of Common Stock issuable upon exercise of stock options held by Mr. Loudon. Does not include 7,500 shares issuable upon exercise of stock options granted to Mr. Loudon, but not exercisable within 60 days.

         (12) Includes 21,950 shares of Common Stock issuable upon exercise of stock options held by Mr. Halperin. Does not include 7,500 shares issuable upon exercise of stock options granted to Mr. Halperin, but not exercisable within 60 days.

         (13) Includes (i) 65,792 shares of Common Stock, 447,917 shares of Series B Preferred Stock, convertible into 477,780 shares of Common Stock, and 355,938 shares of Common Stock issuable upon exercise of warrants held by Proactive Partners, L.P. and Fremont Proactive Partners, L.P., two funds in which Mr. McGettigan is a general partner and which are also included above in the beneficial ownership of "Proactive Partners" and Mr. McGettigan and (ii) 300,000 shares of Common Stock held by Walnut Capital which are also included above in the beneficial ownership of Mr. Kanter. Does not include 329,517 shares of Common Stock issuable upon exercise of stock options held by certain officers and directors, which are not exercisable within 60 days.


                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

         Under the Company's Bylaws, seven directors are to be elected at the Annual Meeting to serve a term expiring at the Annual Meeting in 1997 and until their successors have been elected and qualified. Unless otherwise directed on the enclosed proxy card, proxies will be voted for the election of the nominees listed below. If any nominee should become unavailable for election, the proxies will be voted for the election of a substitute nominee selected by the Board of Directors. It is not expected, however, that any nominee will be unavailable for election. Nominees receiving the greatest number of votes at the Annual Meeting up to the number of authorized directors will be elected.

         The following persons will be nominated at the Annual Meeting to serve as a director of the Company:

                                                                                                  DIRECTOR
            NAME                        PRINCIPAL OCCUPATION OR EMPLOYMENT               AGE        SINCE
       --------------                   ----------------------------------               ---     -----------
   John H. Abeles, M.D.         President of MedVest, Inc., a consulting and venture      51         1985
                                capital firm in the medical products industry;
                                currently on the Board of Directors of AccuMed
                                International, Inc., Dusa Pharmaceuticals, Inc.,
                                Healthcare Acquisition Corporation and Oryx
                                Technology, Inc.

   Henry T. Tai, Ph.D.,         Founder of the Company; practicing oncology and           52         1990
     M.D.                       hematology specialist, and academic appointee at the             (Formerly a
                                University of Southern California Medical School;                  director
                                currently Secretary of the Company.                              from 1985 to
                                                                                                    1988)

   Donald M. Earhart            Chairman of the Board (since March 1991),  Chief          51         1990
                                Executive Officer (since July 1990), and President of
                                the Company (since June 1990); President of Optical
                                Division of Allergan, Inc. from 1986 to 1990;
                                currently on the Board of Directors of An Ping, a
                                Bermuda investment company.

   Joel S. Kanter               President of Windy City, Inc., an  investment             39         1991
                                management firm; President of Walnut Financial
                                Services, Inc., a diversified financial services and
                                consulting company; former Managing Director of
                                Investor's Washington Service, a Washington  D.C.
                                based service that provides information for
                                corporations and institutional money managers;
                                currently on the Board of Directors of Concept
                                Technologies Group, Inc., GranCare, Inc., Healthcare
                                Acquisition Corporation, Medcross, Inc., Osteoimplant
                                Technologies, Inc. and Walnut Financial Services,
                                Inc.

   Jack H. Halperin, Esq.       Corporate and securities attorney who has been in        49          1991
                                private practice since 1988; member of Bresler and
                                Bab, a New York law firm from 1987 to 1988; member of
                                Solinger, Grosz & Goldwasser, P.C. from  1981 to
                                1987; currently on the Board of Directors of AccuMed
                                International, Inc., Memry Corporation and Xytronics,
                                Inc.

   Erik H. Loudon               Managing Director of EHL Investment Services Limited     57          1991
                                in the Channel Islands; Director of Sarasin
                                Investment Management, Ltd. in London from 1985 to
                                1989; currently on Board of Directors of Emerge
                                Capital, Luxembourg, Fotolabo S.A. Switzerlandand
                                Leaf Asset Management, Luxembourg.

                                                                                                  DIRECTOR
              NAME                        PRINCIPAL OCCUPATION OR EMPLOYMENT             AGE        SINCE
         --------------                   ----------------------------------             ---     -----------
   Charles C. McGettigan        General partner since 1991 of Proactive Partners,        51          1992
                                L.P., a merchant banking fund; co-founder in 1988 of
                                McGettigan, Wick & Co., Inc., an investment banking
                                firm; Principal, Corporate Finance, of Hambrecht &
                                Quist, Inc. from 1984 to 1988;  currently serves on
                                the Board of Directors of Digital Dictation, Inc.,
                                Modtech, Inc., NDE Environmental, Inc., Onsite
                                Energy, Inc., PMR Corporation, Sonex Research, Inc.
                                and Wray-Tech Instruments, Inc.

------------


BOARD COMMITTEES & MEETINGS

         The Board of Directors held a total of 8 meetings in 1995.

         The Board of Directors has an Audit Committee with Henry Tai, Charles McGettigan and John Abeles as its members. The Audit Committee reviews with management and the Company's independent public accountants such matters as the Company's internal accounting controls and procedures, the plan and results of the audit engagement and suggestions of the accountants for improvements in accounting procedures. It considers the type and scope of services, both of an audit and a non-audit character, to be performed by the independent public accountants and reviews the respective costs related to the performance of such services. During each Committee meeting, members of the Committee and representatives of the accountants have an opportunity for discussions outside the presence of management, if desired.

         The Board of Directors has a Compensation Committee with Charles McGettigan, Jack Halperin, and Joel Kanter as its members. The purpose of the Compensation Committee is to set policy concerning Board compensation, to grant options under the Stock Option Plans and to review compensation issues concerning officers and key employees of the Company.

BOARD COMPENSATION

     Outside members of the Board of Directors are compensated by the Company for meetings attended and all directors are reimbursed for their travel expenses. In calendar year 1995, Messrs. Abeles, Tai, Kanter, Halperin, McGettigan and Loudon were considered to be outside members of the Board of Directors. The cash compensation for the outside directors in calendar year 1995 was $500 per meeting for telephonic attendance and $750 per meeting for in-person meeting attendance. In addition, outside directors receive stock options described below. The total amount of director's fees paid by the Company in calendar year 1995 was $23,000.

         The Company has a Non-Employee Director Stock Option Plan, which was approved by the shareholders at the Annual Shareholders Meeting on May 4, 1992 (and amended at the Annual Shareholders Meeting on May 11, 1995). Under the terms of this plan (as amended), effective on the first business day of each calendar year, commencing January 2, 1992, each outside director then serving is automatically granted options, expiring five years from the date of grant, to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to the market price of the Company's Common Stock on the date of grant. These options vest on a quarterly basis throughout the calendar year. New directors joining the Board after the first business day of the calendar year receive options to purchase a pro rated portion of the 10,000 shares. Options to purchase a total of 60,000 shares of Common Stock at an exercise price of $1.88 per share were granted in calendar year 1995 under the Non-Employee Director Stock Option Plan.

                             EXECUTIVE COMPENSATION

         The following table sets forth the aggregate compensation for services rendered in all capacities during the calendar years ended December 31, 1995, 1994 and 1993 of the present Chief Executive Officer and all other executive officers whose salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long term
                                                                                     compensation
                                                        Annual Compensation             Awards
                                                   ------------------------------    ------------
                                                     ($)       ($)         ($)          Options
          Name and Principal Position      Year    Salary     Bonus        Other          (#)
                                                               (a)
          ---------------------------     ----     -------    ------      ------      -----------
        Donald M. Earhart (c)             1995     200,000    80,000       6,827(b)     150,000
        President & Chief Executive       1994     200,000    40,000       9,330(b)     254,000
                                          1993     200,000    40,000           0        145,000

        James J. Dal Porto                1995     115,320    35,000       7,540(b)      50,000
        Executive Vice President, COO     1994     104,830    20,000      12,600(b)      73,000
                                          1993      94,288    20,000           0         39,000

------------

(a) Bonuses awarded for each year were paid in February of the following year. The 1995 bonus for Mr. Earhart included $40,000 in cash and $40,000 in deferred compensation to be paid by the Company only upon the exercise of stock options to purchase 9,174 shares of the Company's Common Stock. The 1994 bonus for Mr. Earhart consisted of $40,000 in deferred compensation to be paid by the Company only upon the exercise of stock options to purchase 17,778 shares of the Company's Common Stock. The 1993 bonus for Mr. Earhart included $20,000 in cash and $20,000 in deferred compensation to be paid by the Company only upon the exercise of stock options to purchase 9,709 shares of the Company's Common Stock.

(b)      Accrued vacation paid in the 1995 and 1994 calendar years.

(c) Terms and conditions of employment of the Chief Executive Officer are outlined in an Employment Agreement he has with the Company which is described elsewhere herein under the caption "Certain Other Transactions".

         The following table shows information regarding stock options granted to the named executive officers during calendar year 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          Individual Grants
                                          -----------------
                                              % of total                   Market
                                               options       Exercise     price per
                                              granted to      or base     share on
                                Options       employees       price        date of     Expiration
              Name              Granted         in 1995      ($/Share)      grant         Date
              ----             --------   -----------------  ---------    ---------    ----------
        Donald M. Earhart      150,000(a)       44.1%          1.54          $1.81     12/30/2004

       James J. Dal Porto       50,000(b)       14.7%          1.54          $1.81     12/30/1999



--------------

(a)  All options are immediately vested and exercisable upon the date of grant.

(b) These options vest 20% after one year from the date of grant, and the remainder on a pro rata daily basis over the next four years. All options become immediately exercisable upon the disposition of all or substantially all of the Company's assets or capital stock.



         The following table shows certain information concerning stock option exercises by named executive officers during 1995 and the value of options held by such executives at 1995 year end.


    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES



                                                    Number of unexercised options    Value of unexercised in-the-
                                                             at year end              money options at year end
                            Shares                  -----------------------------    ----------------------------
                         acquired on    $ Value                                          (a)             (a)
                           exercise     Realized     Exercisable    Unexercisable    Exercisable    Unexercisable
          Name               (#)          (#)            (#)             (#)             ($)             ($)
          ----           -----------    --------    ------------    -------------    -----------    -------------
   Donald M. Earhart          0            0           778,482          63,333        $2,365,634       $309,067

   James J. Dal Porto         0            0            91,994         115,006          $276,404       $402,486
--------------

(a) Value of unexercised options is based on the closing NASDAQ bid price on December 31, 1995 ($5.13 per share).


There is no table provided for Long Term Incentive Plan Awards as there are no such Long Term Incentive Plans in place at the Company.

CERTAIN OTHER TRANSACTIONS

         Donald Earhart joined the Company in June 1990 as the President and Chief Operating Officer. Mr. Earhart became the Chief Executive Officer of the Company in July 1990 and Chairman of the Board in March 1991. Upon the commencement of his employment, Mr. Earhart entered into a written Employment Agreement with the Company for a four (4) year term pursuant to which he will serve as a Chief Executive Officer of the Company for a minimum base salary of $200,000 per annum, subject to adjustment upward by the Board of Directors, plus a bonus to be determined annually by the Board based upon attainment of goals set by the Board. Under the Employment Agreement, Mr. Earhart is entitled to a severance payment equal to two (2) times his annual salary plus the previous year's bonus if the Agreement is terminated by the Company without cause, or if the Agreement is terminated by the employee for good reason after a change of control with respect to the Company. Mr. Earhart was granted fully vested options to purchase 120,000 shares of the Company's Common Stock at an exercise price $2.20 per share, expiring October 24, 2001, at the time his employment commenced. All option grants to Mr. Earhart from the commencement of his employment to the end of the 1995 fiscal year are included in the Summary Compensation Table and Aggregated Option Exercise Table above. The specific options granted in the 1995 fiscal year are indicated in the above Option Grant Table. Mr. Earhart is entitled to register shares of the Company's Common Stock which he owns under the Securities Act of 1933, at the expense of the Company.

1987-1988 STOCK OPTION PLANS

         The Company's 1987-1988 Stock Option Plans (the "1987-1988 Stock Option Plans") consist of an Incentive Stock Option Plan ("Plan A") having options intended to qualify as incentive stock options within the meaning of
Section 422A (b) of the Internal Revenue Code, as amended and a Non-Statutory Stock Option Plan ("Plan B"). Incentive stock options under Plan A are granted to certain employees and non-statutory stock options under Plan B are granted to employees and consultants. The total number of shares of Common Stock for which options may be granted is 2,000,000 shares.

         The 1987-1988 Stock Option Plans are administered by a Committee of the Board of Directors consisting of non-employee directors. The Committee determines the terms of options exercised, including the exercise price, the number of shares subject to the option and the terms and conditions of exercise. No option granted under the Plans is transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by such optionee.

         The exercise price of all stock options granted under the 1987-1988 Stock Option Plans must be at least equal to the fair market value of such shares on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting rights of the Company's outstanding capital stock, the exercise price of any incentive stock option must be not less than 110% of the fair market value on the date of grant. The maximum term of each option is five years for options granted pursuant to Plan A and ten years for options granted pursuant to Plan B. Options shall become exercisable at such times and in such installments as the Board shall provide in the terms of each individual option; provided, however that no option granted under Plan A may be exercised in whole or in part until one year after the date such option was granted.

         In the event of termination of employment or consulting arrangement with the Company, other than by death or disability, options granted to the optionee that are exercisable at the time of the termination will expire on the earlier to occur of (i) the expiration date of the options, or (ii) 30 days after such termination, provided, however that such 30 day period may be extended, at the discretion of the Board, to 90 days in the case of options granted under Plan A, or up to ten years following such termination in the case of options granted under Plan B. Upon termination of employment or consulting arrangement with the Company of an optionee by reason of death or disability , the stock option remains exercisable for one year thereafter to the extent it was exercisable on the date of such termination. In the event the Company or shareholders of the Company dispose of all or substantially all of the assets or capital stock of the Company by means of a sale of assets, merger, consolidation, reorganization, liquidation or otherwise ( a "Reorganization"), the options shall become exercisable (notwithstanding provisions in the option to the contrary) and if not then exercised shall terminate, unless arrangements are made with the other parties to the Reorganization to convert the options to new equivalent options giving effect to the Reorganization.

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         As of January 1, 1992, the Company adopted a separate Non-Employee Director Stock Option Plan (the "Director Plan") which provides for the granting of options to non-employee directors to purchase up to 400,000 shares of the Company's Common Stock at exercise prices equal to the fair market value of the Company's Common Stock at the date of grant. Under the terms of the Director Plan, options to purchase 10,000 shares of the Company's Common Stock are to be granted to each non-employee director serving in such capacity as of the first business day in January of each year so long as the Director Plan remains in existence. Options granted become exercisable in four equal installments, with one installment occurring at the end of each calendar quarter subsequent to the date of grant. The options expire at the earlier of five years from the date of grant or two years after termination of the option holder's status as a director.

OPTIONS GRANTED  - ALL PLANS

         As of February 29, 1996, options granted for services to employees, directors, or consultants covering a total of 2,455,583 shares of Common Stock, at exercise prices ranging from $0.25 to $5.15 per share, were outstanding. Options to purchase 1,112,219 shares were outstanding under the 1987-1988 Stock Option Plans, and options to purchase 171,715 shares were outstanding under the Non-Employee Director Stock Option Plan and options to purchase 583,899 were subject to approval of the new 1996 Stock Incentive Plan described below, and options to purchase 589,750 shares were outstanding outside of any Plan.

         In February 1996, the Board unanimously adopted a resolution approving and recommending to the shareholders for their adoption at the Annual Meeting,
a new 1996 Stock Incentive Plan (see Proposal 2).   Options for the purchase of
583,899 shares were granted under the plan (subject to shareholder approval and required governmental filings, qualifications and registrations) which are included in the preceding total above. These options are exercisable at $4.36 per share and expire from 2000 to 2005. Of these grants, Mr. Earhart received options to purchase 244,495 shares and Mr. Dal Porto received options to purchase 121,468 shares.



                                 PROPOSAL NO. 2

                        PROPOSAL FOR THE APPROVAL OF THE
                           1996 STOCK INCENTIVE PLAN

         On February 8, 1996, the Board of Directors adopted, subject to shareholder approval and required governmental filings, qualifications and registrations, the I-Flow Corporation 1996 Stock Incentive Plan (the "1996 Plan"), the text of which is included as Exhibit A to this Proxy Statement. Approval of the 1996 Plan requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting.

         The following summary of the 1996 Plan's components and significant provisions is qualified in its entirety by reference to the 1996 Plan itself, which is included as Exhibit A to this Proxy Statement.

PURPOSE AND ELIGIBILITY

         The 1996 Plan is intended to promote the interests of the Company and its shareholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company's shareholders.

         The persons eligible to receive an Award under the 1996 Plan includes directors, officers, employees, consultants, and advisors of the Company and its affiliated entities; provided, that nonemployee directors of the Company who qualify for purposes of the l996 Plan as "disinterested" under Rule 16b-3 of the rules and regulations under the Securities and Exchange Act of 1934, as amended, ("Exchange Act"), are not eligible to receive Awards under the 1996 Plan as long as the Company has any class of equity securities registered pursuant to Section 12 of the Exchange Act. Currently, it is estimated that approximately 75 persons are eligible to receive Awards under the 1996 Plan.

ADMINISTRATION, AMENDMENT AND TERMINATION

         The administering body for the 1996 Plan will be the Company's Board of Directors or a committee of not less than two directors appointed by the Board ("Committee"). As long as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, ("Exchange Act"), the

1996 Plan will be administered by the Committee and all members of the Committee must be "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

         The administering body will have the power to construe the 1996 Plan and the rights of recipients of Awards granted thereunder. The administering body will also have the power to (i) discontinue, suspend or amend the 1996 Plan in any manner (subject to certain limited exceptions, including increases in the number of shares available which may be the subject of Awards under the Plan and shareholder approval of other amendments that would materially increase the benefits accruing to participants) and (ii) modify, extend, renew or exchange outstanding Awards.

         The 1996 Plan, as amended from time to time shall, in the discretion of the administering body, apply to and govern Awards granted under the Plan prior to the date of such amendment, provided that the consent of an Award holder is required if such amendment would alter, terminate, impair or adversely affect an Award.

         Awards may be granted under the 1996 Plan until the tenth anniversary of the adoption of the Plan by the Company's Board of Directors.

SECURITIES SUBJECT TO PLAN

         The 1996 Plan provides for the grant ("Award") of stock options (including incentive stock options or nonqualified stock options), restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock and other stock- based benefits (as described in Exhibit A). Stock options granted under the 1996 Plan may be incentive stock options ("ISO's") intended to qualify under the provisions of
Section 422 of the Internal Revenue Code ("Code") or non-qualified stock options which do not so qualify. The maximum number of shares of Common Stock which may be the subject of Awards granted under the 1996 Plan may not exceed 2,500,000 shares in the aggregate, subject to adjustments for stock splits or other adjustments as discussed below. The shares available under the 1996 Plan may either be authorized and unissued shares or shares reacquired by the Company through open market purchases or otherwise. If any Award granted under the 1996 Plan expires, terminates or is forfeited before the exercise thereof or the payment in full thereof, the shares covered by the unexercised or unpaid portion will become available for new grants under the 1996 Plan.

     If (i) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitilization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock) or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares subject to the Plan, (2) the number and kind of shares or other securities subject to then outstanding Awards, and/or (3) the price for each share or other unit of any other securities subject to then outstanding Awards. Any adjustments under the 1996 Plan will be made by the administering body, whose determination as to any adjustment will be final, binding and conclusive.

         As of the effective time and date of any change in control of the Company (as defined in the 1996 Plan), the Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (i) provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (A) accelerating the vesting of outstanding Awards, and/or
(B) providing
for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective date and time of the change in control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of the Plan, the Plan and the Awards shall terminate by reason of the occurrence of a change in control without provision for any of the action(s) described in clause (i) or (ii) above, then any recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the change in control as the Board shall designate, to exercise the recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

TERMS AND CONDITIONS OF AWARDS UNDER THE PLAN

     The administering body will select the recipients of Awards granted under the 1996 Plan and will determine the dates, amounts, exercise prices, vesting periods and other relevant terms of the Awards. The maximum number of shares of Common Stock with respect to which an Award or Awards may be granted to any eligible person in any one year shall not exceed 500,000 shares, subject to antidilution adjustment as provided in the Plan.

     Award Pricing. The pricing of Awards, including the exercise price for stock options granted under the Plan, shall be determined by the administering body as of the date the Award is granted and may be greater or less than the fair market value (as determined under the Plan) of the underlying shares as of such date; provided, however, that Awards constituting incentive stock options under the Code may not be granted at less than the fair market value of the underlying shares as of the date of grant (or 110% of fair market value in the case of any Award intended to qualify as incentive stock options under the Code and granted to certain holders of significant amounts of the Company's outstanding Common Stock).

     Award Vesting. Awards granted under the 1996 Plan vest and become exercisable as determined by the administering body in its discretion. Awards granted under the 1996 Plan may be exercised at any time after they vest and before the expiration date determined by the administering body, provided that no Award may be exercised more than ten years after its grant (five years after grant in the case of any Award intended to qualify as incentive stock options under the Code and granted to certain holders of significant amounts of the Company's outstanding Common Stock). Furthermore, in the absence of a specific agreement to the contrary, options will generally expire and become unexercisable immediately upon termination of the recipient's employment with the Company for cause, thirty days in the case of termination without cause, or six months after the termination of the recipient's employment with the Company by reason of death, permanent disability or normal retirement. The Committee may accelerate the vesting of any options and may also extend the period following termination of employment with the Company during which options may vest and/or be exercised (subject to a maximum ten-year term from date of grant).

     Award Payments. The exercise price for Awards may be paid in cash or in any other consideration the Committee deems acceptable, including securities of the Company surrendered by the Award holder or withheld from the shares otherwise deliverable upon exercise. The Company may extend or arrange for the extension of credit to any Award holder to finance the Award holder's purchase of shares upon exercise of the holder's Award on terms approved by the administering body, subject to restrictions under applicable laws and regulations, or allow exercise in a broker's transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying Common Stock. Consideration received by the Company upon exercise of Awards granted under the 1996 Plan will be used for general working capital purposes.

     Limited Transferability of Awards. Awards are generally not transferable by the recipient during the life of the recipient.

     Existing Award Grants. There were no Award grants under the 1996 Plan during the year ended December 31, 1995.

     Awards Documentation. Awards granted under the 1996 Plan will be evidenced by an agreement duly executed on behalf of the Company and by the recipient or, a confirming memorandum issued by the Company to the recipient, setting forth such terms and conditions applicable to the Award. The adoption of the 1996 Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and the 1996 Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by shareholders.

     Rights With Respect to Common Stock. No recipient of an Award under the 1996 Plan and no beneficiary or other person claiming under or through such individual will have any right, title or interest in or to any shares of Common Stock subject to any Award or any rights as a shareholder unless and until such Award is duly exercised pursuant to the terms of the Plan and the exercise of such Award results in the issuance of shares of Common Stock to the recipient.

     1996 Plan Provisions Regarding Section 162(m) of the Internal Revenue Code. In general, Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensations that may be deducted by the Company in any tax year with respect to the CEO of the Company and its other four most highly compensated employees, including any compensation relating to an Award under the 1996 Plan. To prevent compensation relating to an Award under the 1996 Plan from being subject to the $1,000,000 limit of Code Section l62(m), the 1996 Plan provides that no one eligible person shall be granted any Awards with respect to more than 500,000 shares of Common Stock in any one calendar year if such grant would otherwise be subject to Code Section 162(m). Furthermore, if Code Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an Award is not based solely on an increase in the value of the underlying common stock of the Company after the date of grant or award, the administering body can condition the grant, vesting, or exercisability of such an Award on the attainment of a preestablished objective performance goal. For this purpose, a preestablished objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

FEDERAL INCOME TAX ASPECTS

     The following is a brief description of the federal income tax treatment which will generally apply to an Award made under the 1996 Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of an Award will depend on the specific nature of the Award.
Such an Award may, depending on the conditions applicable to the Award, be taxable as an option, as restricted or unrestricted stock, as a stock or cash payment, or otherwise. Because the following is only a brief summary of the general federal income tax rules, a recipient of an Award should not rely thereon for individual tax advice, as each recipient's situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. Each recipient is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

     Incentive Stock Options. Pursuant to the 1996 Plan employees may be granted options which are intended to qualify as ISOs under the provisions of
Section 422 of the Code. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an ISO.
However, if the optionee sells the shares acquired upon the exercise of an ISO (''ISO Shares") at any time within (a) one year after the date of transfer of ISO Shares to the optionee pursuant to the exercise of such ISO or (b) two years after the date of grant of such ISO, then (1) the optionee will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the ISO Shares on the date of exercise, (2) the optionee will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the ISO Shares on the date of exercise, over the exercise price of such ISO, (3) the optionee will recognize capital loss equal to the excess, if any, of the exercise price of such ISO over the sales price of the ISO Shares, and (4) the Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. If the optionee sells the ISO Shares at any time after the optionee has held the ISO Shares for at least (i) one year after the date of transfer of the ISO Shares to the optionee pursuant to the exercise of the ISO and (ii) two years after the date of grant of the ISO, then the optionee will recognize capital gain or loss equal to the difference between the sales price and the exercise price of such ISO, and the Company will not be entitled to any deduction.

     The amount by which the fair market value of the ISO Shares received upon exercise of an ISO exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee's "alternative minimum taxable income" ("AMTI") in the year of exercise. The "alternative minimum tax" imposed on individual taxpayers is generally equal to the amount by which 28% (26% of AMTI below certain amounts) of the individuals AMTI (reduced by certain exemption amounts) exceeds his or her regular income tax liability for the year.

     Nonqualified Options. The grant of an option or other similar right to acquire stock which does not qualify for treatment as an ISO (a "Nonqualified Option") is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of the exercise) over the exercise price of such option, and the Company will be entitled to a tax deduction equal to such amount. See "Special Rules for Incentive Awards Granted to Insiders," below.

     Special Rules for Incentive Awards Granted to Insiders . If an optionee is a director, officer or shareholder subject to Section 16 of the Exchange Act (an "Insider") and exercises an option within six months of the date of grant, the timing of the recognition of any ordinary income should be deferred until (and the amount of ordinary income should be determined based on the fair market value (or sales price in the case of a disposition) of the shares of Common Stock upon) the earlier of the following two dates (the "16(b) Date"): (a) six months after the date of grant or (b) a disposition of the shares of Common Stock, unless the Insider makes an election under Section 83(b) of the Code (an "83(b) Election") within 30 days after exercise to recognize ordinary income based on the value of the Common Stock on the date of exercise. In addition, special rules apply to an Insider who exercises an option having an exercise price greater than the fair market value of the underlying shares on the date of exercise. Insiders should consult their tax advisors to determine the tax consequences to them of exercising options granted to them pursuant to the 1996 Plan.

     Restricted Stock. An Award under the 1996 Plan may also include the grant of Common Stock that imposes certain restrictions on the recipient's rights to the stock ("Restricted Stock"). Unless the recipient makes an 83(b) Election as discussed above within 30 days after the receipt of the Restricted Stock, the recipient generally will not be taxed on the receipt of Restricted Stock until the restrictions on such stock expire or are removed. When the restrictions expire or are removed, the recipient will recognize ordinary income (and the Company will be entitled to a deduction) in an amount equal to the excess of the fair market value of the stock at that time over the purchase price. However, if the recipient makes an 83(b) Election within 30 days of the receipt of Restricted Stock, he or she will recognize ordinary income (and the Company will be entitled to a deduction) equal to the excess of the fair market value of the stock on the date of receipt (determined without regard to vesting restrictions) over the purchase price. In the case of an Insider (as defined above), the timing of income recognition (including the date used to compute the fair market value of stock) with respect to Restricted Stock may be deferred until the 16(b) Date, as described in "Special Rules for Incentive Awards Granted to Insiders" above, unless the Insider makes a valid 83(b) Election.

     Stock Appreciation Rights and Phantom Stock. Recipients of stock appreciation rights ("SARs") and phantom stock awards ("Phantom Stock") generally do not recognize income upon the grant of such rights. When a recipient elects to receive payment of a SAR or Phantom Stock, the recipient recognizes ordinary income in an amount equal to the cash and fair market value of shares of Common Stock received, and the Company is entitled to a deduction equal to such amount.

     Stock Bonuses, Dividends, and Dividend Equivalents. The issuance of shares of Common Stock to eligible persons as bonuses for services rendered ("Stock Bonuses"), and the payment of dividends and dividend equivalent payments are taxable as ordinary income when actually or constructively received by the recipient. As to a Stock Bonus, the amount taxable as ordinary income is the aggregate fair market value of the Common Stock determined as of the date received. The Company is entitled to deduct the amount of a Stock Bonus, dividends, and dividend equivalent payments when such amounts are received by and taxable as compensation to the recipient.

     Miscellaneous Tax Issues. An Award may be granted under the 1996 Plan which does not fall clearly into the categories described above. The federal income tax treatment of such an Award will depend upon the specific terms of such Award. Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by a participant in connection with an Award made under the 1996 Plan.

     With certain exceptions, an individual may not deduct investment-related interest to the extent such interest exceeds the individual's net investment income for the year. Investment interest generally includes interest paid on indebtedness incurred to purchase shares of Common Stock. Interest disallowed under this rule may be carried forward to and deducted in later years, subject to the same limitations.

     A holder's tax basis in Common Stock acquired pursuant to the 1996 Plan generally will equal the amount paid for the Common Stock plus any amount recognized as ordinary income with respect to such stock. Other than ordinary income recognized with respect to the Common Stock and included in the basis, any subsequent gain or loss upon the disposition of such stock generally will be capital gain or loss (long-term or short-term, depending on the holder's holding period).

     Special rules will apply in cases where a recipient of an Award pays the exercise or purchase price of the Award or applicable withholding tax obligations under the 1996 Plan by delivering previously owned shares of Common Stock or by reducing the amount of shares otherwise issuable pursuant to the Award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired.

     The terms of the agreements pursuant to which specific Awards are made to employees under the 1996 Plan may provide for accelerated vesting or payment of an Award in connection with a change in ownership or control of the Company.
In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment. A recipient of an Award should consult his or her tax advisors as to whether accelerated vesting of an Award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

     The Company generally obtains a deduction equal to the ordinary income recognized by the recipient of an Award. The Company's deduction for such amounts (including amounts attributable to the ordinary income recognized with respect to ISOs, Nonqualified Options, or Restricted Stock), however, may be limited under Code Section 162(m) to $1,000,000 (per person) annually.

RECOMMENDATION AND VOTE

     The affirmative vote of a majority of the Voting Shares present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the 1996 Plan described above. The Board recommends a vote FOR the approval of the I-Flow Corporation 1996 Stock Incentive Plan. All proxies will be voted to approve the 1996 Plan unless otherwise directed on the enclosed proxy card.

                                 PROPOSAL NO. 3

                         AMEND THE COMPANY'S BYLAWS TO
                        INCREASE THE NUMBER OF DIRECTORS

     The Board of Directors of the Company at a meeting on February 8, 1996 adopted a resolution approving and recommending to the shareholders for their adoption at the Annual Meeting, an amendment to the Bylaws of I-Flow Corporation, Restated as of July 22, 1991, to reflect the following changes to the first two sentences of Section 3, Article II of the Bylaws as Restated to read in their entirety as follows:

     "Section 3. Number and Qualification of Directors. The authorized number of Directors of the Corporation shall not be less than six (6) nor more than eleven (11). The exact number of authorized Directors shall be eight (8) until changed, within the limits specified above, by a Bylaw amending this Section 3, duly adopted by the Board of Directors or by the Shareholders."

PURPOSE OF THE PROPOSED AMENDMENT TO THE COMPANY'S BYLAWS

     The Company's current Bylaws provide for the number of directors to be fixed within a range of not less than four nor more than seven. The Board of Directors has approved and recommended the increase in the number of Directors of the Corporation in order to provide the Board of Directors additional flexibility in adding qualified persons to the Board of Directors as the Board deems appropriate from time to time. If this proposal is approved, the Board intends to appoint James J. Dal Porto, the Company's Executive Vice President and Chief Operating Officer, as a Director of the Corporation.

     James J. Dal Porto is 42 years old and joined the Company in October 1989 to serve as Controller. Mr. Dal Porto was promoted to Treasurer in October 1990, to Vice President of Finance and Administration in March 1991, to Executive Vice President, Chief Financial Officer in March 1993 and to Chief Operating Officer in February 1994. Mr. Dal Porto served as Financial Planning Manager and Manager of Property Accounting and Local Taxation at CalComp, a high technology manufacturing company, from 1984 to 1989. Mr. Dal Porto holds a Bachelor of Science degree in Economics from the University of California, Los Angeles, and a Masters in Business Administration from California State University, Northridge.

RECOMMENDATION AND VOTE

     The affirmative vote of a majority of the Voting Shares entitled to vote at the Annual Meeting is required to approve the amendment described above. The Board recommends a vote FOR the approval of the amendment to the Company's Bylaws. All proxies will be voted to approve the amendment to the Bylaws unless otherwise directed on the enclosed proxy card.

                                    AUDITORS

     The firm of Deloitte & Touche has served as the Company's independent public accountants for the calendar year ended December 31, 1995. A representative of Deloitte & Touche is expected to be present at the Annual Meeting, at which time such representative will be given an opportunity to make a statement, if desired, and to respond to appropriate shareholder questions.

                                 ANNUAL REPORTS


     The Company's Annual Report for the calendar year ended December 31,
1995, including audited financial statements, is being mailed to shareholders along with this Proxy Statement. In addition, the Company has filed an Annual Report on Form 10-K for its calendar year ended December 31, 1995 with the Securities and Exchange Commission. SHAREHOLDERS MAY OBTAIN A COPY OF THE FORM 10-K ANNUAL REPORT INCLUDING FINANCIAL STATEMENTS, WITHOUT CHARGE, BY WRITING THE COMPANY AT THE ADDRESS LISTED ABOVE.


                                 OTHER BUSINESS

     At the time of the preparation of this Proxy Statement, the Company's Board of Directors had not been informed of any other matters which would be presented for action at the Annual Meeting. If any other matters are properly presented, the persons named in the accompanying proxy card will vote or refrain from voting in accordance with their best judgment.



                           1997 SHAREHOLDER PROPOSALS

     Shareholders who wish to include proposals for action at the Company's 1997 Annual Meeting of Shareholders in next year's proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than December 4, 1996. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Commission.

     Shareholders who do not present proposals for inclusion in the Proxy Statement but who still intend to submit a proposal at the 1997 Annual Meeting must, in accordance with the Company's Bylaws, provide timely written notice of
the matter to the Secretary of the Company.   To be timely, a shareholder's
written notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more then 90 days prior to the Annual Meeting as originally scheduled. If less than 70 days notice or prior public disclosure of the date of the scheduled Annual Meeting is given, then notice of the proposed business matter must be received by the Secretary not later than the close of business on the tenth day following the day on which such notice of the date of the scheduled Annual Meeting was mailed or the day on which such public disclosure was made, whichever first occurs. Any notice to the Secretary must include as to each matter the shareholder proposes to bring before the meeting: (i) a brief description of the proposal desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (ii) the name and record address of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal; (iii) the class and number of shares of the Company's stock which are beneficially owned by the shareholder and (iv) any financial interest of the shareholder in such proposal.



                                              By Order of the Board of Directors




                                              Donald M. Earhart
Dated: April 1, 1996                          Chief Executive Officer

                                                                       EXHIBIT A
                               I-FLOW CORPORATION
                           1996 STOCK INCENTIVE PLAN

                                   ARTICLE I
                                PURPOSE OF PLAN

                 The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of Company's stockholders.

                                   ARTICLE II
                        EFFECTIVE DATE AND TERM OF PLAN

                 2.1 TERM OF PLAN. This Plan became effective as of the Effective Date and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

                 2.2 EFFECT ON AWARDS. Awards may be granted during the Plan Term, but no Awards may be granted after the Plan Term. Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated, or expired in accordance with its terms and the terms of this Plan.

                 2.3 STOCKHOLDER APPROVAL. This Plan shall be approved by the Company's stockholders within 12 months after the Effective Date. The effectiveness of any Awards granted prior to such stockholder approval shall be subject to such stockholder approval.

                                  ARTICLE III
                             SHARES SUBJECT TO PLAN

                 3.1 NUMBER OF SHARES. The maximum number of shares of Common Stock that may be issued pursuant to Awards granted under this Plan shall be 2,500,000, subject to adjustment as set forth in Section 3.4.

                 3.2 SOURCE OF SHARES. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

                 3.3 AVAILABILITY OF UNUSED SHARES. Shares of Common Stock subject to unexercised portions of any Award granted under this Plan that expire, terminate or are cancelled, and shares of Common Stock issued pursuant to an Award under this Plan that are reacquired by the Company pursuant to the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan.

                 3.4      ADJUSTMENT PROVISIONS.

                 (a) If (i) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares subject to this Plan as provided in Section 3.1, (2) the number and kind of shares or other securities subject to then outstanding Awards, and/or (3) the price for each share or other unit of any other securities subject to then outstanding Awards.

                 (b) No fractional interests will be issued under the Plan resulting from any adjustments.

                 (c) To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

                 (d) The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                 (e) No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause the Option to lose its status as an Incentive Stock Option or (ii) is agreed to in writing by the Administering Body and the Recipient.

                 3.5 RESERVATION OF SHARES. The Company will at all times reserve and keep available such number of shares of Common Stock as shall equal at least the number of shares of Common Stock subject to then outstanding Awards issuable in shares of Common Stock under this Plan.

                                   ARTICLE IV
                             ADMINISTRATION OF PLAN

                 4.1      ADMINISTERING BODY.

                 (a) Subject to the provisions of Section 4.1(b)(ii), this Plan shall be administered by the Board or by a Committee of the Board appointed pursuant to Section 4.1(b).

                 (b)      (i)     The Board in its sole discretion may from
time to time appoint a Committee of not less than two Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time and revest in the Board the administration of this Plan.

                          (ii)    Notwithstanding the foregoing provisions of
this Section 4.1(b) to the contrary, as long as the Company is an Exchange Act Registered Company, (1) the Board shall appoint the Committee, (2) this Plan shall be administered by the Committee, and (3) each of the Committee's members shall be Disinterested

Directors, and in addition, if Awards are to be made to persons subject to
Section 162(m) of the IRC and such Awards are intended to constitute Performance Based Compensation, then each of the Committee's members shall, in addition to being a Disinterested Director, shall also be an Outside Director.

                 (iii) The Committee shall report to the Board the names of Eligible Persons granted Awards, the number of shares of Common Stock covered by each Award, and the terms and conditions of each such Award.

                 4.2      AUTHORITY OF ADMINISTERING BODY.

                 (a) Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, and otherwise to carry out the terms of this Plan and such Award Documents and other documents. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Awards shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Awards.

                 (b) Subject to the express provisions of this Plan, the Administering Body may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up or underlie each Incentive Award, the period for the exercise of each Incentive Award, and such other terms and conditions applicable to each individual Incentive Award as the Administering Body shall determine. The Administering Body may grant at any time new Incentive Awards to an Eligible Person who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised as a whole or in part, or are cancelled in connection with the issuance of new Incentive Awards. The Administering Body may grant Incentive Awards singly or in combination or in tandem with other Incentive Awards as it determines in its discretion. The purchase price, exercise price, initial value and any and all other terms and conditions of the Incentive Awards may be established by the Administering Body without regard to existing Incentive Awards or other grants.

                 (c) Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Committee and consists of two members, then actions of the Administering Body must be unanimous, and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

                 4.3 NO LIABILITY. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

                 4.4      AMENDMENTS.

                 (a) The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; provided, however, that no such revision or amendment shall alter, impair or diminish any rights or obligations under any Award theretofore granted under this Plan without the written consent of the Recipient to whom such Award was granted. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision shall be required unless (i) such approval is required by applicable law, rule or regulation or (ii) an amendment or revision to this Plan would materially increase the number of shares subject to this Plan (as adjusted under Section 3.4), materially modify the requirements as to eligibility for participation in this Plan, extend the final date upon which Awards may be granted under this Plan, or otherwise materially increase the benefits accruing to Recipients in a manner not specifically contemplated herein, or affect this Plan's compliance with Rule 16b-3 or applicable provisions of or regulations under the IRC, and stockholder approval of the amendment or revision is required to comply with Rule 16b-3 or applicable provisions of or rules under the IRC.

                 (b) The Administering Body may, with the written consent of a Recipient, make such modifications in the terms and conditions of an Incentive Award as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of the Recipient, at any time and from time to time after the grant of any Incentive Award accelerate or extend the vesting or exercise period of any Incentive Award as a whole or in part, and adjust or reduce the purchase or exercise price of Incentive Awards held by such Recipient by cancellation of such Incentive Awards and granting of Incentive Awards at lower purchase or exercise prices or by modification, extension or renewal of such Incentive Awards. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period may result in the loss of the favorable tax treatment afforded incentive stock options under Section 422 of the IRC.

                 (c) Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan will, without the written consent of the Recipient, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted under this Plan.

                 4.5 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

                 4.6 PLAN BINDING ON SUCCESSORS. This Plan shall be binding upon the successors and assigns of the Company.

                 4.7 REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES. Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

                 4.8 ISSUANCES FOR COMPENSATION PURPOSES ONLY. This Plan constitutes an "employee benefit plan" as defined in Rule 405 promulgated under the Securities Act. Awards to eligible employees or directors shall be made for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Awards to consultants and advisors shall be made only in exchange for bona fide services rendered by such consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

                 4.9 INVALID PROVISIONS. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

                 4.10 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of California, without giving effect to the principles of the conflicts of laws thereof.

                                   ARTICLE V
                            GENERAL AWARD PROVISIONS

                 5.1      PARTICIPATION IN PLAN.

                 (a) A person shall be eligible to receive grants of Incentive Awards under this Plan if, at the time of the grant of the Incentive Award, such person is an Eligible Person.

                 (b) Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

                 (c) Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Incentive Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

                 5.2      AWARD DOCUMENTS.

                 (a) Each Award granted under this Plan shall be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Committee's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Committee may in its discretion determine. Award Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Committee.

                 (b) In case of any conflict between this Plan and any Award Document, this Plan shall control.

                 5.3 EXERCISE OF STOCK OPTIONS. No Stock Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Award Documents) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number at the time available for purchase under the terms of the Stock Option. A Stock Option shall be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price made in accordance with Section 5.4 and any amounts required under Section 5.11. Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.12 or other applicable section of or regulation under the IRC.

                 5.4      PAYMENT FOR AWARDS.

                 (a) Payment of Exercise Price. The exercise price or other payment for an Award shall be payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

                 (b) The Company may assist any person to whom an Award is granted hereunder (including without limitation any officer or eligible director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

                 (c) In the discretion of the Administering Body, Awards may be exercised by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body, or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity incentive awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; provided, however, that the Administering Body may, in the exercise of its discretion, (i) allow exercise of an Award in a broker- assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the exercise price to the person entitled to exercise the Award, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and amounts required pursuant to Section 5.11.

                 5.5 NO EMPLOYMENT RIGHTS. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award pursuant to this Plan did not exist, including without limitation with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Any question(s) as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan shall be determined by the Administering Body and the Administering Body's determination thereof shall be final and binding.

                 5.6      RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS.

                 (a) All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Awards granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authorization shall not have been obtained.

                 (b) The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying shares have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying shares of Common Stock covered by any Award unless the Awards and underlying shares may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such Awards and underlying shares for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of stock are issued without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such shares. The Administering Body may also require the Recipient to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

                 5.7 ADDITIONAL CONDITIONS. Any Incentive Award may also be subject to such other provisions (whether or not applicable to any other Award or Recipient) as the Administering Body determines appropriate including without limitation provisions to assist the Recipient in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Recipient elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

                 5.8 NO PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the date of the receipt by the Company of all amounts payable in connection with exercise of the Award and performance by the Recipient of all obligations thereunder. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

                 5.9 NONASSIGNABILITY. No Award granted under this Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section 5.9, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administering Body and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a Recipient, an Award granted to such person shall be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing,
(i) no Award owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

                 5.10     INFORMATION TO RECIPIENTS.

                 (a) The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

                 (b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient's agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to Recipient's obligations under this Section 5.10(b).

                 5.11 WITHHOLDING TAXES. Whenever the granting, vesting or exercise of any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares. The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award.

                 5.12 LEGENDS ON AWARDS AND STOCK CERTIFICATES. Each Award Document and each certificate representing shares acquired upon vesting or exercise of an Award shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, shall be placed upon Award Documents or the certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

                 5.13     EFFECT OF TERMINATION OF EMPLOYMENT ON INCENTIVE
AWARDS.

                           (i)    Termination for Just Cause.  Subject to
subsection (iii) below, and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of employment, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Stock Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

                          (ii)    Termination other than for Just Cause.
Subject to subsection (iii) below, and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of employment, in the event of a Recipient's termination of employment for:

                                  (A)      any reason other than for Just Cause
         Dismissal, death, Permanent Disability or normal retirement, the Recipient's Stock Options, whether or not vested, shall expire and become unexercisable as of the earlier of (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed and (2) thirty days after the date of employment termination.

                                  (B)      death, Permanent Disability or
         normal retirement, the Recipient's unexercised Options shall, whether or not vested, expire and become unexercisable as of the earlier of
         (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed and (2) six months after the date of employment termination.

                         (iii)    Alteration of Vesting and Exercise Periods.
Notwithstanding anything to the contrary in subsections (i) or (ii) above, the Administering Body may in its discretion designate shorter or longer periods to exercise Stock Options following a Recipient's termination of employment; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Stock Options or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Stock Options shall be exercisable by a Recipient (or the Recipient's successor in interest) following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Stock Options that had not become exercisable on or prior to the date of such termination.

                          (iv)    Leave of Absence.  In the case of any
employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of a Stock Option as the Administering Body in its discretion deems appropriate, except that in no event shall a Stock Option be exercisable after the date such Stock Options would expire in accordance with its terms had the Recipient remained continuously employed.

                 5.15 LIMITS ON AWARDS TO CERTAIN ELIGIBLE PERSONS. Notwithstanding any other provision of this Plan, no one Eligible Person shall be granted any Awards with respect to more than 500,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance- Based Compensation. The limitation set forth in this Section 5.15 shall be subject to adjustment as provided in
Section 3.4 or under Article VII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

                 5.16 SPECIAL PROVISIONS REGARDING CALIFORNIA PERMITTED PLAN. Notwithstanding any provisions of this Plan to the contrary, during any period that this Plan constitutes a California Permitted Plan, the terms of any Awards granted during such period shall comply with the California Commissioner's guidelines for options granted to and share purchases by employees, directors and consultants as set forth in the California Securities Rules Section Section 260.140.41 and 260.140.42 in effect at the time the California Commissioner issues the qualification permit for this Plan, unless and to the extent any such compliance is waived by the California Commissioner. As of the Effective Date, such guidelines require, among other matters (i) that the option exercise price of Stock Options be not less than 85% of the fair value of the underlying shares as of the grant date of the Stock Option, with the exercise price to be not less than 110% of the fair value as of such date in the case of Stock Options granted to Significant Shareholders; (ii) the right to exercise a Stock Option at a rate of at least 20% per year over a five-year period commencing with the option grant date; (iii) in the case of stock purchases, a purchase price of at least 85% of the fair value of the shares at the time the stock purchase right is granted or consummated, with the price to be 100% of the fair value of the shares at such dates in the case of stock purchases by Significant Stockholders; and (iv) that Recipients receive financial statements of the Company at least annually.

                                   ARTICLE VI
                                INCENTIVE AWARDS

                 6.1      STOCK OPTIONS.

                 (a) Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

                 (b) Option Exercise Price. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price may be greater than or less than the Fair Market Value of the Common Stock subject to the Option, provided that in no event shall the exercise price be less than the par value of the shares of Common Stock subject to the Stock Option. The Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option which is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

                 (c) Option Period and Vesting. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient's employment shall be subject to Section 5.13. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than l0 years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Document. The Administering Body may in its discretion at any time and from time to time after the grant of a Stock Option accelerate vesting of such Option as a whole or part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

                 (d)      Special Provisions Regarding Incentive Stock Options.

                           (i)    Notwithstanding anything in this Section 6.1
to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

                          (ii)    The aggregate Fair Market Value (determined
as of the respective date or dates of grant) of the Common Stock for which one or more Options granted to any Recipient under this Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000.

                         (iii)    Any Options granted as Incentive Stock
Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Nonqualified Stock Options.

                 6.2      RESTRICTED STOCK.

                 (a) Award of Restricted Stock. The Administering Body shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse.

                 (b) Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

                           (i)    No Transfer.  The shares may not be sold,
assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

                          (ii)    Certificates.  The Administering Body may
require that the certificates representing Restricted Stock granted or sold to a Recipient pursuant to this Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

                         (iii)    Restrictive Legends.  Each certificate
representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administering Body in its discretion deems necessary or appropriate to enforce such restrictions; and

                          (iv)    Other Restrictions.  The Administering Body
may impose such other conditions on Restricted Stock as the Administering Body may deem advisable including without limitation restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange upon which such Restricted Stock or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.

                 (c) Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administering Body.

                 (d)      Rights of Recipient.  Subject to the provisions of
Section 6.2(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including without limitation the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

                 (e) Termination of Employment. Unless the Administering Body in its discretion determines otherwise, upon a Recipient's termination of employment for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions imposed pursuant to this Plan on the date of such termination of employment shall be repurchased by the Company at the Purchase Price (if any).

                 6.3      STOCK APPRECIATION RIGHTS.

                 (a) Granting of Stock Appreciation Rights. The Administering Body may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

                 (b)      SARs Related to Options.

                           (i)    A Stock Appreciation Right granted in
connection with a Stock Option granted under this Plan will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.3(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

                          (ii)    A Stock Appreciation Right granted in
connection with a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable.

                         (iii)    Upon the exercise of a Stock Appreciation
Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (ii) the number of shares as to which such Stock Appreciation Right is exercised.

                 (c) SARs Unrelated to Options. The Administering Body may grant Stock Appreciation Rights unrelated to Stock Options to Eligible Persons. Section 6.3(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Option exercise price specified in the related Stock Option the initial base amount specified in the Incentive Award shall be used.

                 (d) Limits. Notwithstanding the foregoing, the Administering Body, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under this Plan.

                 (e) Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Administering Body, in cash or in a combination of cash and shares of Common Stock as the Administering Body deems advisable. The Administering Body has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administering Body decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

                 (f) Rule 16b-3. The Administering Body may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 (or any other comparable provisions in effect at the time or times in question).

                 6.4 STOCK PAYMENTS. The Administering Body may approve Stock Payments of the Company's Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash.

                 6.5 DIVIDEND EQUIVALENTS. The Administering Body may grant Dividend Equivalents to any Recipient who has received a Stock Option, SAR or other Incentive Award denominated in shares of Common Stock. Such Dividend Equivalents shall be effective and shall entitle the recipients thereof to payments during the Applicable Dividend Period. Dividend Equivalents may be paid in cash, Common Stock or other Incentive Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Administering Body may determine.

                 6.6 STOCK BONUSES. The Administering Body may issue shares of Common Stock to Eligible Persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

                 6.7 STOCK SALES. The Administering Body may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administering Body may determine.

                 6.8 PHANTOM STOCK. The Administering Body is authorized to grant Awards of Phantom Stock. Phantom Stock is a cash bonus granted under this Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

                 6.9 OTHER STOCK-BASED BENEFITS. The Administering Body is authorized to grant Other Stock-Based Benefits. Other Stock- Based Benefits are any arrangements granted under this Plan not otherwise described above which (i) by their terms might involve the issuance or sale of Common Stock or
(ii) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock.

                                  ARTICLE VII
                                REORGANIZATIONS

                 7.1 CORPORATE TRANSACTIONS NOT INVOLVING A CHANGE IN CONTROL. If the Company shall consummate any Reorganization not involving a Change of Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made in the sole discretion of the Administering Body to the terms of the Award as the Administering Body may deem appropriate to give effect to the Reorganization.

                 7.2 CORPORATE TRANSACTIONS INVOLVING A CHANGE IN CONTROL. As of the effective time and date of any Change in Control this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (i) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (A) accelerating the vesting of outstanding Awards, and/or (B) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.2, this Plan and the Awards shall terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (i) or (ii) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise the Recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

                                  ARTICLE VIII
                                  DEFINITIONS

                 Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

                 "ADMINISTERING BODY" shall mean the Board as long as no Committee has been appointed and is in effect and shall mean the Committee once the Committee has been appointed and is in effect.

                 "AFFILIATED ENTITY" means any Parent Corporation or Subsidiary Corporation.

                 "APPLICABLE DIVIDEND PERIOD" means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Incentive Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administering Body may specify in the written instrument evidencing the grant of the Dividend Equivalent.

                 "AWARD" means any Incentive Award.

                 "AWARD DOCUMENT" means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

                 "BOARD" means the Board of Directors of the Company.

                 "CALIFORNIA COMMISSIONER" means the Commissioner of Corporations of the State of California.

                 "CALIFORNIA PERMITTED PLAN" means this Plan when at any time the issuance of securities under this Plan is not exempt from qualification under the California Securities Law and the issuance of securities under this Plan is subject to a qualification permit issued by the California Commissioner.

                 "CALIFORNIA SECURITIES LAW" means the California Corporate Securities Law of 1968, as amended.

                 "CALIFORNIA SECURITIES RULES" means the Rules of the California Commissioner adopted under the California Securities Law.

                 "CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the following events occur:

                           (i) Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                          (ii) Individuals who, as of the effective date hereof, constitute the Board of Directors of the Company ("Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

                         (iii) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a Reorganization of the Company with any other person, corporation or other entity, other than

                                  (A)      a Reorganization that would result
         in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

                                  (B)      a Reorganization effected to
         implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

                          (iv) Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

                 "COMMISSION" means the Securities and Exchange Commission.

                 "COMMITTEE" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

                 "COMMON STOCK" means the common stock of the Company, no par value per share, as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above.

                 "COMPANY" means I-Flow Corporation, a California corporation.

                 "DISINTERESTED DIRECTOR" means any non-employee director of the Company who qualifies as "disinterested" within the meaning of Rule 16b-3.

                 "DIVIDEND EQUIVALENT" means a right granted by the Company under Section 6.5 to a holder of a Stock Option, Stock Appreciation Right or other Incentive Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Incentive Award.

                 "EFFECTIVE DATE" means February 8, 1996, which is the date this Plan was adopted by the Board.

                 "ELIGIBLE PERSON" shall include directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that Disinterested Directors shall not be Eligible Persons at any time the Company is an Exchange Act Registered Company.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                 "EXCHANGE ACT REGISTERED COMPANY" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

                 "EXPIRATION DATE" means the tenth anniversary of the Effective Date.

                 "FAIR MARKET VALUE" of a share of the Company's capital stock as of a particular date shall be: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the mean between the highest and lowest sale prices of the stock quoted for such date in the Transactions Index of each such exchange as averaged with such mean price as reported on any and all other exchanges, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Small Cap Market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (A) when appropriate, the Administering in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances and (B) if the stock is traded on the Nasdaq Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Committee on the basis of such factors as it may deem appropriate.

                 "INCENTIVE AWARD" means any Stock Option, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

                 "INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.

                 "IRC" means the Internal Revenue Code of 1986, as amended.

                 "JUST CAUSE DISMISSAL" shall mean a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in damage to the Company or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient's job as required to meet Company objectives; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (v) the Recipient's performing services for any other person or entity which competes with the Company while the Recipient is employed by the Company, without the written approval of the Chief Executive Officer of the Company; or
(vi) any other conduct that the Administering Body determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company providing for just cause dismissal (or some comparable notion) of Recipient from Recipient's employment with the Company, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

                 "NONQUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.

                 "OTHER STOCK-BASED BENEFITS" means an Incentive Award granted under Section 6.9 of this Plan.

                 "OUTSIDE DIRECTOR means an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.

                 "PARENT CORPORATION" means any Parent Corporation as defined in Section 424(e) of the IRC.

                 "PAYMENT EVENT" means the event or events giving rise to the right to payment of a Performance Award.

                 "PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m) of the IRC.If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earning before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return an assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and
(k) any other similar performance criteria.

                 "PERSON" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (iii) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

                 "PERMANENT DISABILITY" shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of

\three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Committee with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.13(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.

                 "PHANTOM STOCK" means an Incentive Award granted under
Section 6.8 of this Plan.

                 "PLAN" means this 1996 Stock Incentive Plan of the Company.

                 "PLAN TERM" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

                 "PURCHASE PRICE" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Committee (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

                 "RECIPIENT" means a person who has received an Award under this Plan.

                 "REORGANIZATION" means any merger, consolidation or other reorganization.

                 "RESTRICTED STOCK" means Common Stock that is the subject of an Award made under Section 6.2 and which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met as set forth in this Plan and in any statement evidencing the grant of such Incentive Award.

                 "RULE 16B-3" means Rule 16b-3 under the Exchange Act.

                 "SECURITIES ACT" means the Securities Act of 1933, as amended.

                 "SIGNIFICANT STOCKHOLDER" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

                 "STOCK APPRECIATION RIGHT" or "SAR" means a right granted under Section 6.3 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

                 "STOCK BONUS" means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.6 of this Plan as a bonus for services rendered or for any other valid consideration under applicable law.

                 "STOCK PAYMENT" means a payment in shares of the Company's Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to a Recipient.

                 "STOCK OPTION" means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

                 "STOCK SALE" means a sale of Common Stock to an Eligible Person under Section 6.7 of this Plan.

                 "SUBSIDIARY CORPORATION" means any Subsidiary Corporation as defined in Section 425(f) of the IRC.

                               I-FLOW CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS

         The undersigned hereby appoints Donald M. Earhart and James J. Dal Porto, and each of them, as Proxies, each with the power to appoint such Proxy's substitute, and hereby authorizes them to represent and vote as designated below all the shares of Common Stock of I-Flow Corporation held of record by the undersigned on March 29, 1996 at the Annual Meeting of Shareholders to be held on May 17, 1996, and at any adjournments or postponements thereof. The proposals referred to below are described in the Proxy Statement for the Annual Meeting.

         Management recommends that you vote FOR all nominees for director listed below, and FOR Proposals 2 and 3.

1. Election of Directors:

   FOR  [ ]  All nominees listed below  WITHHOLD  [ ] Authority to vote for all
             (except as indicated to                  nominees listed below.
             the contrary below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee, line through the nominee's name.

Donald M. Earhart   Dr. John H. Abeles   Dr. Henry T. Tai        Joel S. Kanter
Jack H. Halperin    Erik H. Loudon       Charles C. McGettigan

2. Proposal to adopt a new 1996 Stock Incentive Plan as described in the Proxy Statement.

       FOR  [ ]                  AGAINST  [ ]             ABSTAIN  [ ]

3. Proposal to amend the Company's By-Laws to effect an increase in the
   authorized number of Directors of     the Company.

       FOR  [ ]                  AGAINST  [ ]             ABSTAIN  [ ]

4. In their discretion, the Proxies are authorized to vote upon such other
   business as may properly come     before the Annual Meeting.



                  (Please sign and date on the reverse side)
--------------------------------------------------------------------------------

                          (Continued from other side)

This proxy will be voted as directed. If no direction is made, this Proxy will be voted FOR the election of the seven director nominees set forth in the accompanying Proxy Statement and FOR Proposals 2 and 3.

                                        Date:                            , 1996
                                             ----------------------------

                                        ---------------------------------------
                                                (Shares of Common Stock)

                                        Please sign exactly as name appears
                                        hereon.  When shares are held by joint
                                        tenants, both should sign. When signing
                                        as an attorney, executor, administrator
                                        trustee or guardian, please give full
                                        title as such.  If a corporation,
                                        please sign in full corporate name by
                                        President or authorized officer.  If a
                                        partnership, limited liability company
                                        or other entity, please sign entity's
                                        full name by authorized person.


                                        ----------------------------------------


                                        ----------------------------------------
                                        PLEASE MARK, DATE, SIGN AND RETURN THIS
                                        PROXY PROMPTLY IN THE ENCLOSED ENVELOPE